UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: January 7, 2008

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation) 600 North Centennial Street Zeeland, Michigan (Address of principal executive offices)	0-10235 (Commission File Number)	38-2030505 (IRS Employer Identification No.) 49464 (Zip Code)

Registrant’s telephone number, including area code: (616) 772-1800
_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5.	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective as of January 1, 2008, Mr. John Carter, Vice President - Mechanical Engineering, is no longer an executive officer of Gentex Corporation (the "Company"), but will retain the title Vice President - Mechanical Engineering and will continue in the Company's employ.

Also, effective as of that same date, Mr. Mark Newton, the Company's Vice President - Purchasing and Advanced Technology, was appointed as an executive officer of the Company for purposes of the Securities Exchange Act of 1934 as he is now in charge of certain technologies and personnel critical to the Company's engineering, research and development function.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 7, 2008.	GENTEX CORPORATION (Registrant) By: /s/ Fred Bauer —————————————— Fred Bauer Its Chairman of the Board and Chief Executive Officer